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                                                                   Exhibit 10.23

                                 PROMISSORY NOTE

                             LOAN DATE: June 1, 1999

                            PRINCIPAL AMOUNT: $37,500

                           INTEREST RATE: 6% PER ANNUM

         FOR VALUE RECEIVED, the undersigned, Amy Wagner-Mele ("Borrower"), promises to pay Frontline Communications Corp. ("Lender") the principal amount of thirty-seven thousand five hundred dollars ($37,500), together with interest on the unpaid principal balance from June 1, 1999 until paid in full.

         Payment. Borrower will pay this loan in one principal payment plus interest on or before June 1, 2002

         Collateral. Fifteen thousand (15,000) shares of Frontline Communications Corp. common stock held by the Borrower, right to payment under the Borrower's three (3) year employment contract with Frontline Communications Corp. dated September 2, 1998, and certain personal assets of the Borrower as set forth in Exhibit A.


Borrower:


------------------------------
Amy Wagner-Mele